UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 26, 2004

                           Portec Rail Products, Inc.
             (Exact Name of Registrant as Specified in its Charter)

        West Virginia                    0-50543                 55-0755271
-----------------------------     ---------------------     -------------------
(State or Other Jurisdiction)     (Commission File No.)      (I.R.S. Employer
      of Incorporation)                                     Identification No.)

900 Old Freeport Road, Pittsburgh, Pennsylvania.                       15238
------------------------------------------------                     ----------
(Address of Principal Executive Offices)                             (Zip Code)

Registrant's telephone number, including area code:  (412) 782-6000
                                                     --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Checkthe   appropriate  box  below  if  the  Form  8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02         Results of Operations and Financial Condition
                  ---------------------------------------------

         On October 26, 2004, Portec Rail Products, Inc. issued a press release reporting its financial results for the three and nine months ended September 30, 2004. A copy of the press release is attached as Exhibit 99.1 to this report and is being furnished to the SEC and shall not be deemed "filed" for any purpose.

Item 9.01         Financial Statements and Exhibits
                  ---------------------------------

     (a)  Financial Statements of businesses acquired. Not Applicable.

     (b)  Pro forma financial information. Not Applicable.

     (c)  Exhibits.

          The following Exhibit is attached as part of this report:

          99.1 Press release dated October 26, 2004

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           PORTEC RAIL PRODUCTS, INC.



DATE: October 26, 2004                By:  /s/ John S. Cooper
                                           -------------------------------------
                                           John S. Cooper
                                           President and Chief Executive Officer